UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2008

GOFISH CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-131651	20-2471683
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

706 Mission Street, 10th Floor, San Francisco, California	94103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 738-8706

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to the Non-Qualified Stock Option Plan

On February 5, 2008, the Board of Directors of GoFish Corporation (the “Company”) adopted an amendment to the Company’s Non-Qualified Stock Option Plan (as amended, the “Non-Qualified Plan”) to increase the total number of shares of common stock of the Company that may be issued pursuant to the Non-Qualified Plan from 5,500,000 shares to 10,500,000 shares.

Item 2.02	Results of Operations and Financial Condition.

On February 11, 2008, the Company issued a press release announcing revenue estimates for the fourth quarter and full year of 2007. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2008, the Company’s Board of Directors granted options under the Non-Qualified Plan to Tabreez Verjee, the Company’s President and a member of the Company’s Board of Directors. The grant to Mr. Verjee consists of non-qualified stock options to purchase 2,500,000 shares of the Company’s common stock, with an exercise price equal to the closing price per share of the Company’s common stock on the OTC Bulletin Board on February 5, 2008, which was $0.31 per share. 33% of the total amount of the options granted to Mr. Verjee vests on the date of the grant and the remainder of the options granted to Mr. Verjee will vest monthly at the rate of 1/24th per month, provided that Mr. Verjee continues to provide services to the Company.

Forward-Looking Statements

This Current Report on Form 8-K (including Exhibit 99.1 hereto) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this Current Report on Form 8-K are generally identified by words, such as “will” and “expects” and similar expressions intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. Investors are cautioned that forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such statements. Actual events may differ materially from those mentioned in these forward-looking statements because of a number of risks and uncertainties. Additional discussion of factors affecting the Company’s business and prospects is contained in the Company’s periodic filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise unless required to do so by the securities laws.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit	Description
99.1	Press release issued by GoFish Corporation on February 11, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOFISH CORPORATION

Dated: February 11, 2008	By:	/s/ Tabreez Verjee
Name: Tabreez Verjee Title: President

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